Exhibit 99.1 Chart Industries, Inc. Investor Update JUNE 15, 2023

Forward Looking Statements (1/2) CERTAIN STATEMENTS MADE IN THIS INVESTOR PRESENTATION ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS INCLUDE STATEMENTS CONCERNING CHART’S BUSINESS PLANS, INCLUDING STATEMENTS REGARDING OBJECTIVES, FUTURE ORDERS, REVENUES, MARGINS, EARNINGS, PERFORMANCE OR OUTLOOK, BUSINESS OR INDUSTRY TRENDS AND OTHER INFORMATION THAT IS NOT HISTORICAL IN NATURE. FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY TERMINOLOGY SUCH AS “MAY,” “WILL,” “SHOULD,” “COULD,” “EXPECTS,” “ANTICIPATES,” “BELIEVES,” “PROJECTS,” “FORECASTS,” “INDICATORS”, “OUTLOOK,” “GUIDANCE,” “CONTINUE,” “TARGET,” OR THE NEGATIVE OF SUCH TERMS OR COMPARABLE TERMINOLOGY. FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESENTATION OR IN OTHER STATEMENTS MADE BY CHART ARE MADE BASED ON MANAGEMENT’S EXPECTATIONS AND BELIEFS CONCERNING FUTURE EVENTS IMPACTING CHART AND ARE SUBJECT TO UNCERTAINTIES AND FACTORS RELATING TO CHART’S OPERATIONS AND BUSINESS ENVIRONMENT, ALL OF WHICH ARE DIFFICULT TO PREDICT AND MANY OF WHICH ARE BEYOND CHART’S CONTROL, THAT COULD CAUSE CHART’S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE MATTERS EXPRESSED OR IMPLIED BY FORWARD-LOOKING STATEMENTS. FACTORS THAT COULD CAUSE CHART’S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS INCLUDE: CHART MAY BE UNABLE TO ACHIEVE THE ANTICIPATED BENEFITS OF THE ACQUISITION OF HOWDEN (THE “ACQUISITION”) (INCLUDING WITH RESPECT TO ESTIMATED FUTURE COST AND COMMERCIAL SYNERGIES); REVENUES FOLLOWING THE ACQUISITION MAY BE LOWER THAN EXPECTED; OPERATING COSTS, CUSTOMER LOSSES, AND BUSINESS DISRUPTION (INCLUDING, WITHOUT LIMITATION, DIFFICULTIES IN MAINTAINING RELATIONSHIPS WITH EMPLOYEES, CUSTOMERS AND SUPPLIERS) RESULTING FROM THE ACQUISITION MAY BE GREATER THAN EXPECTED; OUR ABILITY TO SUCCESSFULLY CLOSE ON OUR INTENTION TO DIVEST TWO PRODUCT LINES AND ACHIEVE THE ANTICIPATED PROCEEDS FROM THOSE DIVESTITURES; SLOWER THAN ANTICIPATED GROWTH AND MARKET ACCEPTANCE OF NEW CLEAN ENERGY PRODUCT OFFERINGS; INABILITY TO ACHIEVE EXPECTED PRICING INCREASES OR CONTINUED SUPPLY CHAIN CHALLENGES INCLUDING VOLATILITY IN RAW MATERIALS AND SUPPLY; RISKS RELATING TO THE CONFLICT BETWEEN RUSSIA AND UKRAINE, INCLUDING POTENTIAL ENERGY SHORTAGES IN EUROPE AND ELSEWHERE AND THE OTHER FACTORS DISCUSSED IN ITEM 1A (RISK FACTORS) IN CHART’S MOST RECENT ANNUAL REPORT ON FORM 10-K FILED WITH THE SEC, WHICH SHOULD BE REVIEWED CAREFULLY. CHART UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT. GTLS: GAS TO LIQUID SYSTEMS® 2

Forward Looking Statements (2/2) THIS PRESENTATION CONTAINS NON-GAAP FINANCIAL INFORMATION, WITH RESPECT TO THE COMPANY’S 2023 AND 2024 FULL YEAR EARNINGS OUTLOOK, THE COMPANY IS NOT ABLE TO PROVIDE A RECONCILIATION OF THE ADJUSTED EBITDA AND ADJUSTED EARNINGS PER DILUTED SHARE OR ADJUSTED FREE CASH FLOW OUTLOOKS BECAUSE CERTAIN ITEMS MAY HAVE NOT YET OCCURRED OR ARE OUT OF THE COMPANY’S CONTROL AND/OR CANNOT BE REASONABLY PREDICTED. CHART INDUSTRIES, INC. IS A LEADING INDEPENDENT GLOBAL LEADER IN THE DESIGN, ENGINEERING, AND MANUFACTURING OF PROCESS TECHNOLOGIES AND EQUIPMENT FOR GAS AND LIQUID MOLECULE HANDING FOR THE NEXUS OF CLEAN™ - CLEAN POWER, CLEAN WATER, CLEAN FOOD, AND CLEAN INDUSTRIALS, REGARDLESS OF MOLECULE. THE COMPANY’S UNIQUE PRODUCT AND SOLUTION PORTFOLIO ACROSS STATIONARY AND ROTATING EQUIPMENT IS USED IN EVERY PHASE OF THE LIQUID GAS SUPPLY CHAIN, INCLUDING ENGINEERING, SERVICE AND REPAIR FROM INSTALLATION TO PREVENTIVE MAINTENANCE AND DIGITAL MONITORING. CHART IS A LEADING PROVIDER OF TECHNOLOGY, EQUIPMENT AND SERVICES RELATED TO LIQUEFIED NATURAL GAS, HYDROGEN, BIOGAS AND CO2 CAPTURE AMONGST OTHER APPLICATIONS. CHART IS COMMITTED TO EXCELLENCE IN ENVIRONMENTAL, SOCIAL AND CORPORATE GOVERNANCE (ESG) ISSUES BOTH FOR ITS COMPANY AS WELL AS ITS CUSTOMERS. WITH OVER 48 GLOBAL MANUFACTURING LOCATIONS AND 41 SERVICE CENTERS FROM THE UNITED STATES TO ASIA, AUSTRALIA, INDIA, EUROPE AND SOUTH AMERICA, THE COMPANY MAINTAINS ACCOUNTABILITY AND TRANSPARENCY TO ITS TEAM MEMBERS, SUPPLIERS, CUSTOMERS AND COMMUNITIES. TO LEARN MORE, VISIT WWW.CHARTINDUSTRIES.COM GTLS: GAS TO LIQUID SYSTEMS® 3

Key Updates Since June 6, 2023 Investor Deck (1/3) All items shown are activities between June 6, 2023 and June 14, 2023 • Accelerating deleveraging • Executed definitive agreement to sell Roots™ to Ingersoll Rand (NYSE: IR) for $300 million all-cash, low teens adjusted EBITDA multiple, accelerating our deleveraging (expected to close in third quarter 2023) • Executed tax efficient ~$20 million cash repatriation from China in June 2023 • Signed heads of agreement to sell our Renfrew, Scotland office building, expected close and cash timing to be third quarter 2023 • Agreement in principle to sell small loss-making product line (4.2 million euros, expected to close third quarter 2023) • Reiterating year-one cost and commercial synergy targets • Year-one annualized cost synergy target of $175 million • Year-one commercial synergy target of $150 million • Executing ahead of schedule • Reiterating our 2023 outlook for all metrics and 2024 adjusted EBITDA outlook (1) Adjusted EBITDA are not measures of financial performance under U.S. GAAP and should not be considered as an alternative to net income in accordance with U.S. GAAP. Management believes that EBITDA and Adjusted EBITDA facilitate useful period-to-period comparisons of financial results and the information is used by us in evaluating our internal performance. GTLS: GAS TO LIQUID SYSTEMS® © 2023 Chart Industries, Inc. Confidential and Proprietary 4

Key Updates Since June 6, 2023 Investor Deck (2/3) All items shown are activities between June 6, 2023 and June 14, 2023 • Gaining deeper penetration of aftermarket, service, repair opportunities • Over 8,000 of Chart legacy installed base assets are in the Howden digital system • Secured a 5-year Long-term Framework Agreement for a National Power Station in S. Africa • Signed an agreement with Williams Tanker Services Ltd (WTS) for the service and repair of Chart equipment in the United Kingdom (SYNERGY!), including mobile equipment, delivery units and containers • Pilots of Digital Uptime testing for L.A. Turbine turboexpander and LNG fuelling station • Howden active LTSAs and framework agreements were 254 (at May 31, 2023), up from 238 (at December 31, 2022) • Expanded & entered five MOUs/partnerships • Increase of partnerships with both Chart & Howden content from 36 (as of June 6, 2023) to 40 (as of June 13, 2023) • Expanded partnership with Kathairos for methane emission reduction technology • New partners are a nuclear energy company, a decarbonization partner, and two hydrogen companies • Recognized for our ESG leadership; ONBOARD performs an annual study of women in the board room and executive leadership of Georgia public companies · Power of 3 companies are those companies with three or more women on their board; this year, 43 of Georgia’s 126 public companies are Power of 3 companies – a record · For the first time, four Georgia companies have reached parity – 50% or more women directors. Those companies are Chart Industries, The Coca-Cola Company, First Advantage Corporation, and Intercontinental Exchange GTLS: GAS TO LIQUID SYSTEMS® © 2023 Chart Industries, Inc. Confidential and Proprietary 5

Key Updates Since June 6, 2023 Investor Deck (3/3) All items shown are activities between June 6, 2023 and June 14, 2023 • Additional broad-based orders booked (June 6, 2023 to June 14, 2023) • 5-year Long-Term Service Agreement (LTSA) for the manufacture, delivery, and installation of air heater elements ~$17.2 million (JUST IN!!) • Fans for APAC customer ~$10.5 million • Fans for Chilean customer ~$5.5 million • Marine blowers for Korean customer ~$4.7 million • Brazed aluminum heat exchanger cores for energy customers ~$4.4 million • Australian customer energy efficiency and ventilation $4.2 million • Multiple orders for power station equipment, service and spares in S. Africa totaling ~$3.4 million • Fans for customer in N. Alberta ~$2.9 million • New main surface station for S. African customer $2.1 million • Multiple water treatment orders for arsenic removal, manganese treatment, LOX, nitrogen totaling ~$1.1 million • Perma tanks for China customer ~$0.7 million • Multiple air cooler orders each over $0.3 million • Anticipate broad-based demand to continue at steady pace • Anticipate receiving at least two Big LNG purchase orders between now and year end 2023, with one expected before the end of June 2023 • Multiple small and mid-sized projects in the commercial opportunity pipeline • First half 2023 aftermarket, service and repair is strong, expect this to continue, inclusive of more multi-year large LTSA agreements in the second half 2023 GTLS: GAS TO LIQUID SYSTEMS® © 2023 Chart Industries, Inc. Confidential and Proprietary6

Synergy Achievement (March 17, 2023 to June 14, 2023) # Category Description Synergy orders Annualized Original (Revenue) cost savings annualized achieved to achieved to year-one date date target $ millions $ millions $ millions 1 Cost Sourcing $32.9 $70 2 Cost Optimization and organization 47.3 70 3 Cost Facilities 0.2 35 4 Commercial Total commercial orders won to date $33.8 150 5 Total synergies achieved to date as of 33.8 80.4 June 14, 2023 • From June 6, 2023 to June 14, 2023: • Commercial synergies increased to $33.8 million (from $33.6 million) • Cost synergies achieved increased to $80.4 million (from $73.8 million) primarily driven by sourcing savings • Over $800 million of commercial synergy opportunities in our pipeline in the next 12 months GTLS: GAS TO LIQUID SYSTEMS® 7

Net Leverage Profile

Debt Covenant: Net Debt/ LTM Adjusted EBITDA[1]


6.0X
4.5X
4.08X
3.88X
2.5-2.9X
Q1 2023 Act
YE 2024 Fct
Net Leverage (bank EBITDA)
Net Leverage (covenant ceiling)

- Q1 2023 net leverage of 4.08X, ahead of 4.25X forecast from November 2022 inclusive of PFC settlement payment compete in March 2023 (~$75 million)
  - **Pro forma for the divestiture of Roots™, pro forma net leverage ratio as of March 31, 2023 would have been 3.88X, assuming ~$300M of cash used for debt paydown**
- Reiterate our financial policy that until we are within our target net leverage ratio range of 2-2.5X, we will:
  - Not do any additional material cash acquisitions
  - Not do share repurchases
- Credit Ratings
  - Moody's LTR B1 Stable
  - S&P LT Issuer Credit B+ Stable

(1) Adjusted EBITDA is a non-GAAP measure and should not be consulted as an alternative to net income in accordance with U.S. GAAP

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Cash and Balance Sheet Activities 1. Action completed totaling approximately $92 million in additional capacity and over $2.26 million in cost savings a) Completed repatriation of ~$20 million from China b) Sale of Renfrew, Scotland HQ building head of terms agreement signed (cash / close timing Q3 2023) c) Additional reduction of LC requirement through bank negotiation d) Bank fronted surety bond program = capacity, fee savings and no negative ratings views e) Letter of credit capacity outside of RCF (non-debt) in India f) Purchasing card consolidation g) Moved Howden LCs to our fee structure 2. Underway: Divestitures anticipated to result in approximately $500 million of cash available for debt paydown a) Executed definitive agreement to sell Roots™ to Ingersoll Rand (NYSE: IR) for $300 million all-cash, low teens adjusted EBITDA multiple, accelerating our deleveraging (expected to close in third quarter 2023) b) Asset scope and timing unchanged; potential for additional divestiture(s) as we maximize value with deal perimeters c) Agreement for sale of small product line to sign June 2023 d) Exit from minority ownership investment well-underway 3. Underway: Other Balance Sheet Activities totaling more than ~$200 million of potential additional capacity and/or cash for debt paydown a) Sale of specific properties (underutilized and/or being consolidated into other Chart facilities) b) Bank guarantee capacity (non-debt) instrument in Europe c) Additional bank fronted surety program with specific parties underway creating additional non-debt capacity on RCF of ~$100 million d) Cash recovery process announced from Chart supplier (re: divested Cryobio business; completed PFC funding & settlement in March 2023) e) Cash repatriation throughout next 2 quarters f) Replacement of US Insurance collateral SBLCs 4. Ongoing Evaluation for Opportunistic Action New updates since our June 6, 2023 investor a) Interest rate swaps and cross currency swaps presentation are in green text on this slide b) Balance sheet instrument and maturities optimization c) Sales leaseback of specific properties GTLS: GAS TO LIQUID SYSTEMS® 9

2023 Consolidated Chart Industries Outlook

$ millions except per share amounts	Guidance Metrics as of April 28, 2023
Revenue	$3,660 - $3,800
Adjusted EBITDA (2)	$780 - $810
Cost Synergies in EBITDA	$60+
Adjusted Free cash flow (3,4)	$300 - $350
Cash available for debt paydown in 2023	$275 - $325
Diluted share count	~47M
Adjusted diluted EPS (5)	$5.50 - $6.70

Guidance DOES NOT include 1) Roots™ financial contribution as it will be classified as “assets held for sale” effective March 17, 2023 [note: prior ranges included Roots™ financial contribution], 2) proceeds from potential divestitures of ~ $500 million, inclusive of Roots™, which are targeted to complete in the second quarter 2023 or early third quarter 2023, or 3) commercial synergies yet to be realized in 2023

1) *EBITDA and Adjusted EBITDA are not measures of financial performance under U.S. GAAP and should not be considered as an alternative to net income in accordance with U.S. GAAP. Management believes that EBITDA and Adjusted EBITDA facilitate useful period-to-period comparisons of financial results and the information is used by us in evaluating our internal performance.*
2) *“Free cash flow” and “adjusted free cash flow” are not measures of financial performance under U.S. GAAP and should not be considered as an alternative to net cash provided by (used in) operating activities in accordance with U.S. GAAP. The Company believes this figure is of interest to investors and facilities useful period-to-period comparisons of the Company’s operating results.*
3) *From continuing operations*
4) *Adjusted diluted EPS (a non-GAAP measure) guidance excludes incremental intangible amortization related to Howden acquisition.*

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Growth Acceleration in Second Half 2023 • Six months of Howden EBITDA and FCF in H2 2023 vs. Three months and 10 days in H1 2023 • Cost Synergies ramp in H2 vs H1, on track for $175 million of annualized cost synergies first 12- months of ownership • Price/ Cost tailwind (In line with Q1 2023 commentary) • Small and medium new build project revenue increases at Chart and Howden • Big LNG project revenue greater in H2 2023 vs. H1 2023 (In line with Q1 2023 commentary) • Continued growth in all segments • Above historical average backlog to forward sales coverage embedded in guidance GTLS: GAS TO LIQUID SYSTEMS® © 2023 Chart Industries, Inc. Confidential and Proprietary 11

Pro Forma Adjusted EBITDA 2023 and 2024 Combined Chart + Howden • Revenue growth led by energy transition markets and backlog conversion • Implied organic volume leverage of ~30% • Favorable mix driven by energy transition verticals • Cost synergies embedded in margin expansion and SG&A improvement Reiterating our 2024 EBITDA Forecast GTLS: GAS TO LIQUID SYSTEMS® © 2023 Chart Industries, Inc. Confidential and Proprietary 12

Chart and Howden Talent Depth Global Commercial & Global Executive Team Finance & Accounting Engineering Combination of key Chart and Howden talent (APAC, Europe, S. 50%-50% Chart & Howden Comprised of both Howden and Africa, Middle East Presidents personnel; two Howden legacy, Chart personnel with highly from Howden); Exec team direct two Chart legacy and one external complementary skillsets and reports include key Howden talent hire (Treasurer) are the direct (CPO, SVP Finance, Global geographic coverage reports to the CFO Safety, Global Compensation) Talent Programs Aftermarket, Service, Repair Operational Excellence & Integration Includes participants from both Led by Howden team members, Chart and Howden; Howden team Dedicated team for integration, Six and includes a strong data team members are in the Emerging Sigma operational excellence, (based in Buffalo, NY USA) for Leader Program, combined productivity, safety and metrics commercialization of the “Giving Back” programs, summer management combined installed base internship program and rotational engineering program GTLS: GAS TO LIQUID SYSTEMS® 13

Executed to Date On-Schedule and to Targets # Action What we said in November 2022 As of June 14, 2023 Status 1 Financing Did not expect to close into the bridge Completed long term financing in Completed, Oversubscribed and would seek to limit amount of December 2022; No KPS preferred KPS Capital Partners (KPS) preferred Closed without the bridge or any preferred Options for balance sheet optimization stock issuance to KPS 2 Weighted avg cost of 7% to 8.5% Actual well within the range Completed debt 3 Expected closing First half 2023 Q1 2023, actual Completed; One quarter early 4 Customer demand Strong demand in most end markets Strong demand in most end markets in Unchanged from original in both businesses both businesses 5 Backlog supporting 2023 More of next (2023) year’s forecasted More of next (2023) year’s forecasted Completed and unchanged from revenue already booked than typical revenue already booked than typical original 6 Synergy action & early First days and weeks of ownership First 2 months of ownership have yielded Continuing to progress to original achievement would yield quick-hit synergies quick-hit synergies above expectations year-1 target, with upside 7 Balance sheet We would optimize our balance sheet Multiple balance sheet and capital Underway and progressing on optimization through various activities structure activities completed with ongoing schedule evaluation of advantageous options 8 Other cash generating N/A Real estate sales, potential divestitures, Underway and progressing on activities to accelerate insurance settlement, cash repatriation schedule debt paydown 9 Divestitures Working to complete shortly after the Executed definitive agreement to sell Underway and progressing on close of Howden with anticipated Roots™ business to Ingersoll Rand for schedule potential proceeds of ~$500 million ~$300 million all-cash GTLS: GAS TO LIQUID SYSTEMS® 14

Continue to Execute On-Schedule and to Targets

#	Action	What we said in November 2022	As of June 14, 2023	Status
1	Cost synergies, year 1	$175 million	$175 million	Additional opportunities for upside and buffer
2	Commercial synergies, year 1	$150 million	$150 million with customer inbounds increasing	Additional opportunities coming to us from customers
3	Deliver 2023 outlook	N/A	On track to deliver 2023 outlook	**Reiterating 2023 Outlook**
4	Proforma 2023 EBITDA outlook	Approximately $1 billion	Approximately $1 billion	Unchanged from original
5	2024 EBITDA outlook	Approximately $1.3 billion	Approximately $1.3 billion	Unchanged from original
6	Divestitures	Working to complete shortly after the close of Howden with anticipated potential proceeds of ~$500 million	Expected completion in Q2 2023 or early Q3 2023 with anticipated potential proceeds of ~$500 million	**Underway**
7	Net leverage ratio by end of 2024	2.5-2.9X, ex potential divestitures	2.5-2.9X, ex potential divestitures	**Accelerating to earlier decrease in net leverage ratio based on divestiture and other cash generation activities**
8	Target net leverage ratio & financial policy	2.0-2.5X target range; stay within published financial policy until this is achieved	2.0-2.5X target range; stay within published financial policy until this is achieved	**Unchanged from original and Reiterated**

(1) The status of all identified potential divestitures and property sales is based on our current information and expectations regarding those projects. There can be no assurances that such divestitures and sales will be completed at all or within the timeframes indicated, or generate the level of proceeds currently anticipated.

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Performance Drivers Sales Growth Driven By: Margin Expansion Driven By: Deleveraging Driven By: • Full solution offerings for all • Increased full solutions mix • Operational free cash flow molecules and applications • Increased aftermarket, • EBITDA growth • Energy transition activities service and repair mix and water regulations • Targeted divestitures • Disciplined price / cost • Public and private sector • Balance sheet optimization ESG goals • Productivity actions • Synergy achievement • Record backlog and • Cost synergies commercial synergies Sustainability | Energy Security | Energy Access | Nexus of Clean | Digitization 1 Commercial synergies are not included in forward guidance GTLS: GAS TO LIQUID SYSTEMS® 16